EXHIBIT 99.1

Home BancShares, Inc. Announces 25.6 Percent Increase in Earnings

CONWAY, Ark., Oct. 16, 2008 (GLOBE NEWSWIRE) -- Home BancShares, Inc. (Nasdaq:HOMB) today announced third quarter earnings of $6.6 million, or $0.32 diluted earnings per share for the quarter ended September 30, 2008, compared to earnings of $5.2 million, or $0.28 diluted earnings per share for the same period in 2007. This represents a $1.4 million, or 25.6% increase in the 2008 earnings over 2007.

For the nine months ended September 30, 2008, net income totaled $19.5 million, a 29.5% increase over net income of $15.1 million for the first nine months of 2007. Diluted earnings per share for the first nine months of 2008 were $0.96, compared to $0.80 for the comparable period in 2007, an increase of $0.16 per share or 20.0%.

Because acquisitions are a growth and a capital management strategy, cash earnings (net income excluding amortization of intangibles after-tax) are useful in evaluating the Company. Cash diluted earnings per share were $0.34 and $0.29 for the third quarter of 2008 and 2007, respectively, an increase of $0.05 per share. Cash diluted earnings per share for the first nine months of 2008 were $1.00, compared to $0.84 for the comparable period in 2007, an increase of $0.16 per share.

"This was a solid quarter for our Company, especially considering the current worldwide financial crisis," said John Allison, Chairman and Chief Executive Officer. "We are confident that our Company is well positioned with healthy reserves and capital levels. We believe that the Company will continue to be a strong performer during these turbulent times. This confidence in our Company is also shared by others, as we have been recently included in Sandler O'Neill's Sm-All Star list for 2008 identifying the top high quality small-cap banks and thrifts in the nation."

During the third quarter of 2008, we were one of 33 banks and thrifts that comprise the Sandler O'Neill Sm-All Stars - Class of 2008. Five hundred seventy-four publicly traded banks and thrifts with a market cap of less than $2 billion were evaluated to determine the small-cap depository institutions that are excelling among their peer group. The objective of the Sm-All Stars is to identify the top performing small-cap banks and thrifts in the nation. Sandler O'Neill's evaluation focused primarily on growth, profitability, credit quality, and capital strength.

Operating Highlights

Net interest income for the third quarter of 2008 increased 26.2% to $21.9 million compared to $17.3 million for the third quarter of 2007. Net interest margin, on a fully taxable equivalent basis, was 3.82% in the quarter just ended compared to 3.55% in the third quarter of 2007, an increase of 27 basis points. The Company's third quarter 2008 net interest margin of 3.82% reflected a slight decrease of 7 basis points from 3.89% in the second quarter of 2008. The Company's strong loan growth which was funded by run off in the investment portfolio and deposit growth combined with improved pricing on our deposits allowed the Company to improve net interest margin from 2007 to 2008. The slight decrease in the 2008 linked quarters is a result of our $3.8 million increase in non-accrual loans.

Net interest income for the nine months ended September 30, 2008 increased 28.5% to $64.4 million compared to $50.1 million for the nine months ended September 30, 2007. The Company's net interest margin, on a fully taxable equivalent basis, for the nine months ended September 30, 2008 was 3.83%, an increase of 34 basis points from 3.49% for the comparable period in 2007.

Non-interest income for the third quarter of 2008 was $7.8 million compared with $6.3 million for the third quarter of 2007, a 23.3% increase. Non-interest income for the nine months ended September 30, 2008 was $27.0 million compared to $19.1 million for the nine months ended September 30, 2008, a 41.3% increase. The recurring improvements are the result of various items including our acquisition of Centennial Bancshares on January 1, 2008, organic growth from service charges on deposits and other service charges and fees.

Non-interest expense for the third quarter of 2008 was $18.5 million compared with $15.6 million for the third quarter of 2007, an increase of 18.5%. Non-interest expense for the nine months ended September 30, 2008 was $55.7 million compared to $45.9 million for the nine months ended September 30, 2008, a 21.4% increase. The increase is primarily the result of our acquisition of Centennial Bancshares on January 1, 2008, de novo expansion, additional costs associated with our efficiency study and the normal increased cost of doing business.

Financial Condition

Total loans were $1.97 billion at September 30, 2008 compared to $1.56 billion at September 30, 2007, an increase of 26.1%. Total deposits were $1.91 billion at September 30, 2008 compared to $1.60 billion at September 30, 2007, an increase of 19.7%. Total assets were $2.65 billion at September 30, 2008, a 16.9% increase from $2.27 billion at September 30, 2007.

Nonperforming loans as a percent of total loans were 0.82% as of September 30, 2008 compared to 0.17% as of September 30, 2007. Nonperforming assets as a percent of total assets were 1.11% as of September 30, 2008 compared to 0.34% as of September 30, 2007.

The Company's allowance for loan losses was $36.4 million at September 30, 2008, or 1.85% of total loans, compared to $28.6 million, or 1.84% of total loans, at September 30, 2007. As of September 30, 2008, the Company's allowance for loan losses equaled 226% of its total nonperforming loans compared to 1,052% as of September 30, 2007.

Stockholders' equity was $291.0 million at September 30, 2008 compared to $246.6 million at September 30, 2007, an increase of 18.0%. Book value per common share was $14.68 at September 30, 2008 compared to $13.24 at September 30, 2007, a 10.9% increase.

Branch Expansion

During 2008, the Company opened Arkansas branch locations in Morrilton and Cabot. Presently, the Company is evaluating additional opportunities but has no firm commitments for any additional de novo branch locations.

Charter Consolidation

Management of Home BancShares, Inc. has approved the combining of all six of the Company's individually charted banks into one charter. The six banks will adopt Centennial Bank as their common name.

Assuming regulatory approvals are received, we are projecting name changes to Centennial Bank and charter consolidations will be phased in beginning in late 2008 when First State Bank and Marine Bank will be the first to consolidate and adopt the new name. Community Bank and Bank of Mountain View will follow suit in the first quarter of 2009, and Twin City Bank and the current Centennial Bank will complete the process in the summer of 2009. All of the banks will, at that time, have the same name, logo and charter allowing for a more customer-friendly banking experience and seamless transactions across all of our banks.

Conference Call

Management will conduct a conference call to review this information at 1:00 p.m. CT (2:00 ET) on Thursday, October 16, 2008. Interested parties can listen to this call by calling 1-800-860-2442 and asking for the Home BancShares conference call. A replay of the call will be available by calling 1-877-344-7529, Passcode: 423241, which will be available until October 28, 2008 at 2:00 p.m. ET. Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com under "Investor Relations" for 12 months.

General

This release contains forward-looking statements regarding the Company's plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Home BancShares Inc.'s financial results is included in the Company's Form 10-K filed with the Securities and Exchange Commission.

Home BancShares, Inc. is a bank holding company, headquartered in Conway, Arkansas, with six wholly owned bank subsidiaries that provide a broad range of commercial and retail banking and related financial services to businesses, real estate developers and investors, individuals and municipalities. Three of the bank subsidiaries are located in the central Arkansas market area, a fourth serves central and southern Arkansas, a fifth serves Stone County in north central Arkansas, and a sixth serves the Florida Keys and southwestern Florida. Recently, the Company announced plans to combine the charters of its six banks into a single charter and adopt Centennial Bank as their common name. This combination is expected to be completed by the middle of next year. The Company's common stock is traded through the NASDAQ Global Select Market under the symbol "HOMB".

                         Home BancShares, Inc.
               Consolidated End of Period Balance Sheets
                              (Unaudited)

                Sep. 30,   Jun. 30,   Mar. 31,   Dec. 31,   Sep. 30,
 (In thousands)   2008       2008       2008       2007       2007
 ------------- ---------- ---------- ---------- ---------- ----------
   ASSETS
   ------
 Cash and due
  from banks   $   50,445 $   60,915 $   53,862 $   51,468 $   46,471
 Interest-
  bearing
  deposits
  with other
  banks            10,290      4,845      5,828      3,553      2,573
               ---------- ---------- ---------- ---------- ----------
   Cash and
    cash
    equivalents    60,735     65,760     59,690     55,021     49,044
 Federal funds
  sold             28,347      7,436     37,331         76     11,145
 Investment
  securities -
  available
  for sale        381,564    383,285    403,755    430,399    447,826
 Loans
  receivable    1,967,923  1,951,272  1,866,969  1,606,994  1,560,374
 Allowance for
  loan losses     (36,372)   (36,563)   (37,075)   (29,406)   (28,636)
               ---------- ---------- ---------- ---------- ----------
   Loans
    receivable,
    net         1,931,551  1,914,709  1,829,894  1,577,588  1,531,738
 Bank premises
  and equipment,
  net              70,500     70,745     71,155     67,702     66,770
 Foreclosed
  assets held
  for sale          9,392      5,284      5,097      5,083      4,915
 Cash value
  of life
  insurance        49,731     49,189     48,678     48,093     47,468
 Investments in
  unconsolidated
  affiliates        1,424      1,424      1,424     15,084     14,982
 Accrued
  interest
  receivable       13,804     13,962     14,649     14,321     15,186
 Deferred tax
  asset, net       14,530     12,420     10,583      9,163      9,499
 Goodwill          50,038     49,849     49,849     37,527     37,527
 Core deposit
  and other
  intangibles       7,009      7,471      7,934      7,702      8,141
 Mortgage
  servicing
  rights            2,039      2,186      2,333         --         --
 Other assets      29,926     27,899     28,773     23,871     23,431
               ---------- ---------- ---------- ---------- ----------
   Total
    assets     $2,650,590 $2,611,619 $2,571,145 $2,291,630 $2,267,672
               ========== ========== ========== ========== ==========

  LIABILITIES
      AND
  STOCKHOLDERS'
    EQUITY
  -------------
 Liabilities
 Deposits:
   Demand
    and non-
    interest-
    bearing      $263,410 $  248,036 $  255,532 $  211,993 $  217,666
   Savings and
    interest-
    bearing
    transaction
    accounts      680,217    722,877    687,252    582,477    569,797
   Time
    deposits      969,444    930,890    911,954    797,736    811,108
               ---------- ---------- ---------- ---------- ----------
     Total
      deposits  1,913,071  1,901,803  1,854,738  1,592,206  1,598,571
 Federal funds
  purchased            --      8,485         --     16,407      8,690
 Securities
  sold under
  agreements
  to repurchase   108,350    116,865    114,589    120,572    131,007
 FHLB borrowed
  funds           278,182    238,551    249,848    251,750    226,028
 Accrued
  interest
  payable and
  other
  liabilities      12,350     10,440     17,936     13,067     12,204
 Subordinated
  debentures       47,598     47,620     47,643     44,572     44,595
               ---------- ---------- ---------- ---------- ----------
   Total
    liabilities 2,359,551  2,323,764  2,284,754  2,038,574  2,021,095
               ---------- ---------- ---------- ---------- ----------

 Stockholders'
  equity
 Common stock         198        183        183        173        172
 Capital
  surplus         252,836    220,248    220,052    195,649    195,429
 Retained
  earnings         43,310     70,220     65,575     59,489     54,871
 Accumulated
  other
  comprehensive
  gain (loss)      (5,305)    (2,796)       581     (2,255)    (3,895)
               ---------- ---------- ---------- ---------- ----------
   Total
    stock-
    holders'
    equity        291,039    287,855    286,391    253,056    246,577
               ---------- ---------- ---------- ---------- ----------
   Total
    liabilities
    and stock-
    holders'
    equity     $2,650,590 $2,611,619 $2,571,145 $2,291,630 $2,267,672
               ========== ========== ========== ========== ==========

                         Home BancShares, Inc.
                   Consolidated Statements of Income
                              (Unaudited)

                                         Quarter Ended
                         --------------------------------------------
                         Sep. 30, Jun. 30, Mar. 31, Dec. 31, Sep. 30,
 (In thousands)            2008     2008     2008     2007     2007
 ----------------------  -------- -------- -------- -------- --------

 Interest income
   Loans                  $31,831  $32,209  $33,245  $30,887  $31,116
   Investment securities
     Taxable                2,982    2,996    3,762    4,011    4,133
     Tax-exempt             1,216    1,199    1,168    1,093    1,043
   Deposits - other banks      35       37       55       34       53
   Federal funds sold          24       99      166       31       36
                          -------  -------  -------  -------  -------

 Total interest income     36,088   36,540   38,396   36,056   36,381
                          -------  -------  -------  -------  -------

 Interest expense
   Interest on deposits    10,752   11,619   13,522   13,592   14,416
   Federal funds purchased     79       20       69      170      194
   FHLB borrowed funds      2,239    2,059    2,575    2,712    2,426
   Securities sold under
    agreements to
    repurchase                394      367      588      974    1,267
   Subordinated debentures    769      734      811      748      758
                          -------  -------  -------  -------  -------

 Total interest expense    14,233   14,799   17,565   18,196   19,061
                          -------  -------  -------  -------  -------

 Net interest income       21,855   21,741   20,831   17,860   17,320
   Provision for loan
    losses                  1,439      704    4,809    1,195      547
                          -------  -------  -------  -------  -------
 Net interest income
  after provision for
  loan losses              20,416   21,037   16,022   16,665   16,773
                          -------  -------  -------  -------  -------

 Non-interest income
   Service charges on
    deposit accounts        3,557    3,352    3,097    3,129    2,816
   Other service charges
    and fees                1,698    1,699    1,654    1,294    1,342
   Data processing fees       239      225      210      165      192
   Mortgage lending income    695      706      741      385      451
   Mortgage servicing
    income                    206      217      231       --       --
   Insurance commissions      164      184      272      149      153
   Income from title
    services                  141      189      168      138      181
   Increase in cash value
    of life insurance         544      513      585      626      607
   Dividends from FHLB,
    FRB & bankers' bank       194      227      281      259      218
   Equity in earnings of
    unconsolidated
    affiliate                  --       --      102       37       47
   Gain on sale of
    equity investment          --       --    6,102       --       --
   Gain on sale of SBA
    loans                      26       --      101       --       --
   Gain (loss) on sale of
    premises & equip, net      --       --       (2)     (14)     (31)
   Gain (loss) on OREO,
    net                       (28)     (50)    (380)      54       87
   Gain (loss) on
    securities, net            --   (2,067)      --       --       --
   Other income               348      472      372      432      249
                          -------  -------  -------  -------  -------

 Total non-interest income  7,784    5,667   13,534    6,654    6,312
                          -------  -------  -------  -------  -------

 Non-interest expense
   Salaries and employee
    benefits                8,739    8,931    9,278    7,560    7,739
   Occupancy and equipment  2,825    2,726    2,702    2,461    2,446
   Data processing expense    815      833      786      690      644
   Other operating
    expenses                6,099    6,007    5,917    4,967    4,770
                          -------  -------  -------  -------  -------

 Total non-interest
  expense                  18,478   18,497   18,683   15,678   15,599
                          -------  -------  -------  -------  -------

 Income before income
  taxes                     9,722    8,207   10,873    7,641    7,486
   Income tax expense       3,158    2,553    3,595    2,246    2,258
                          -------  -------  -------  -------  -------
 Net income               $ 6,564  $ 5,654  $ 7,278  $ 5,395  $ 5,228
                          =======  =======  =======  =======  =======

                                                    Nine Months Ended
                                                    -----------------
                                                    Sep. 30, Sep. 30,
 (In thousands)                                       2008     2007
 -------------------------------------------------- -------- --------

 Interest income
   Loans                                             $97,285  $89,180
   Investment securities
     Taxable                                           9,740   12,992
     Tax-exempt                                        3,583    3,094
   Deposits - other banks                                127      132
   Federal funds sold                                    289      311
                                                     -------  -------

 Total interest income                               111,024  105,709
                                                     -------  -------

 Interest expense
   Interest on deposits                               35,893   42,640
   Federal funds purchased                               168      646
   FHLB borrowed funds                                 6,873    6,270
   Securities sold under agreements to repurchase      1,349    3,772
   Subordinated debentures                             2,314    2,254
                                                     -------  -------

 Total interest expense                               46,597   55,582
                                                     -------  -------

 Net interest income                                  64,427   50,127
   Provision for loan losses                           6,952    2,047
                                                     -------  -------
 Net interest income after provision for
  loan losses                                         57,475   48,080
                                                     -------  -------

 Non-interest income
   Service charges on deposit accounts                10,006    8,073
   Other service charges and fees                      5,051    4,176
   Data processing fees                                  674      619
   Mortgage lending income                             2,142    1,277
   Mortgage servicing income                             654       --
   Insurance commissions                                 620      613
   Income from title services                            498      575
   Increase in cash value of life insurance            1,642    1,822
   Dividends from FHLB, FRB & bankers' bank              702      652
   Equity in earnings of unconsolidated affiliate        102     (123)
   Gain on sale of equity investment                   6,102       --
   Gain on sale of SBA loans                             127      170
   Gain (loss) on sale of premises & equip, net           (2)     150
   Gain (loss) on OREO, net                             (458)     197
   Gain (loss) on securities, net                     (2,067)      --
   Other income                                        1,192      899
                                                     -------  -------

 Total non-interest income                            26,985   19,100
                                                     -------  -------

 Non-interest expense
   Salaries and employee benefits                     26,948   22,936
   Occupancy and equipment                             8,253    6,998
   Data processing expense                             2,434    1,958
   Other operating expenses                           18,023   13,965
                                                     -------  -------

 Total non-interest expense                           55,658   45,857
                                                     -------  -------

 Income before income taxes                           28,802   21,323
   Income tax expense                                  9,306    6,273
                                                     -------  -------
 Net income                                          $19,496  $15,050
                                                     =======  =======

                         Home BancShares, Inc.
                    Selected Financial Information
                              (Unaudited)

                                         Quarter Ended
 (Dollars and shares     --------------------------------------------
  in thousands, except   Sep. 30, Jun. 30, Mar. 31, Dec. 31, Sep. 30,
  per share data)          2008     2008     2008     2007     2007
 ----------------------- -------- -------- -------- -------- --------
     PER SHARE DATA
     --------------
    (Adjusted for 8%
     Stock Dividend)
 Diluted earnings per
  share                   $  0.32  $  0.28  $  0.36  $  0.28  $  0.28
 Diluted cash earnings
  per share                  0.34     0.29     0.37     0.30     0.29
 Basic earnings per share    0.32     0.29     0.37     0.29     0.28
 Dividends per share -
  common                    0.060    0.051    0.046    0.042    0.037
 Book value per common
  share                     14.68    14.53    14.46    13.58    13.24
 Tangible book value per
  common share              11.80    11.64    11.55    11.16    10.79

    STOCK INFORMATION
    -----------------
    (Adjusted for 8%
     Stock Dividend)
 Average common shares
  outstanding              19,814   19,810   19,802   18,626   18,618
 Average diluted shares
  outstanding              20,323   20,298   20,295   18,941   18,940
 End of period common
  shares outstanding       19,823   19,810   19,804   18,630   18,622

  ANNUALIZED PERFORMANCE
        RATIOS
  ----------------------

 Return on average assets    1.00%    0.89%    1.15%    0.94%    0.92%
 Cash return on average
  assets                     1.07%    0.95%    1.22%    1.01%    0.99%
 Return on average equity    9.02%    7.91%   10.35%    8.56%    8.60%
 Cash return on average
  tangible equity           11.72%   10.38%   13.53%   10.98%   11.16%
 Efficiency ratio           59.25%   64.04%   51.94%   60.54%   62.47%
 Net interest margin -
  FTE                        3.82%    3.89%    3.78%    3.61%    3.55%
 Fully taxable equivalent
  adjustment                  768      752      716      659      634

    RECONCILIATION OF
      CASH EARNINGS
    -----------------
    (Adjusted for 8%
     Stock Dividend)
 GAAP net income          $ 6,564  $ 5,654  $ 7,278  $ 5,395  $ 5,228
 Intangible amortization
  after-tax                   281      280      282      267      267
                          -------  -------  -------  -------  -------
 Cash earnings            $ 6,845  $ 5,934  $ 7,560  $ 5,662  $ 5,495
                          =======  =======  =======  =======  =======

 GAAP diluted earnings
  per share               $  0.32  $  0.28  $  0.36  $  0.28  $  0.28
 Intangible amortization
  after-tax                  0.02     0.01     0.01     0.02     0.01
                          -------  -------  -------  -------  -------
 Diluted cash earnings
  per share               $  0.34  $  0.29  $  0.37  $  0.30  $  0.29
                          =======  =======  =======  =======  =======

    OTHER OPERATING
        EXPENSES
    ----------------

 Advertising              $   670  $   691  $   614  $   836  $   646
 Amortization of
  intangibles                 462      463      462      439      439
 Amortization of mortgage
  servicing rights            148      147      147       --       --
 Electronic banking
  expense                     740      823      752      556      618
 Directors' fees              254      231      231      226      225
 Due from bank service
  charges                      73       82       62       52       55
 FDIC and state assessment    524      429      372      333      341
 Insurance                    244      235      228      218      211
 Legal and accounting         382      316      280      276      308
 Mortgage servicing
  expense                      59       74       87       --       --
 Other professional fees      184      444      833      317      201
 Operating supplies           234      245      244      289      241
 Postage                      189      188      180      165      163
 Telephone                    238      233      231      263      227
 Other expense              1,698    1,406    1,194      997    1,095
                          -------  -------  -------  -------  -------
   Total other operating
    expenses              $ 6,099  $ 6,007  $ 5,917  $ 4,967  $ 4,770
                          =======  =======  =======  =======  =======

                                                    Nine Months Ended
                                                    -----------------
 (Dollars and shares in thousands,                  Sep. 30, Sep. 30,
  except per share data)                              2008     2007
 -------------------------------------------------- -------- --------
             PER SHARE DATA
             --------------
     (Adjusted for 8% Stock Dividend)
 Diluted earnings per share                          $  0.96  $  0.80
 Diluted cash earnings per share                        1.00     0.84
 Basic earnings per share                               0.98     0.81
 Dividends per share - common                          0.157    0.093
 Book value per common share                           14.68    13.24
 Tangible book value per common share                  11.80    10.79

            STOCK INFORMATION
            -----------------
     (Adjusted for 8% Stock Dividend)
 Average common shares outstanding                    19,808   18,609
 Average diluted shares outstanding                   20,309   18,923
 End of period common shares outstanding              19,823   18,622

      ANNUALIZED PERFORMANCE RATIOS
      -----------------------------

 Return on average assets                               1.01%    0.91%
 Cash return on average assets                          1.08%    0.98%
 Return on average equity                               9.09%    8.48%
 Cash return on average tangible equity                11.86%   11.09%
 Efficiency ratio                                      57.95%   62.65%
 Net interest margin - FTE                              3.83%    3.49%
 Fully taxable equivalent adjustment                   2,236    1,867

     RECONCILIATION OF CASH EARNINGS
     -------------------------------
     (Adjusted for 8% Stock Dividend)
 GAAP net income                                     $19,496  $15,050
 Intangible amortization after-tax                       843      801
                                                     -------  -------
 Cash earnings                                       $20,339  $15,851
                                                     =======  =======

 GAAP diluted earnings per share                     $  0.96  $  0.80
 Intangible amortization after-tax                      0.04     0.04
                                                     -------  -------
 Diluted cash earnings per share                     $  1.00  $  0.84
                                                     =======  =======

        OTHER OPERATING EXPENSES
        ------------------------

 Advertising                                         $ 1,975  $ 1,855
 Amortization of intangibles                           1,387    1,317
 Amortization of mortgage servicing rights               442       --
 Electronic banking expense                            2,315    1,803
 Directors' fees                                         716      617
 Due from bank service charges                           217      162
 FDIC and state assessment                             1,325      926
 Insurance                                               707      683
 Legal and accounting                                    978      930
 Mortgage servicing expense                              220       --
 Other professional fees                               1,461      585
 Operating supplies                                      723      694
 Postage                                                 557      498
 Telephone                                               702      688
 Other expense                                         4,298    3,207
                                                     -------  -------

   Total other operating expenses                    $18,023  $13,965
                                                     =======  =======

                         Home BancShares, Inc.
                    Selected Financial Information
                              (Unaudited)

 (Dollars in    Sep. 30,   Jun. 30,   Mar. 31,   Dec. 31,   Sep. 30,
  thousands)      2008       2008       2008       2007       2007
 ------------- ---------- ---------- ---------- ---------- ----------
 LOAN BALANCES
 -------------
 Real estate
   Commercial
    real estate
    loans
     Non-farm/
      non-resi-
      dential  $  798,447 $  787,824 $  765,881 $  607,638 $  590,083
     Construc-
      tion/land
      develop-
      ment        339,691    353,415    341,442    367,422    365,236
     Agricultural  25,097     24,033     24,739     22,605     22,432
   Residential
    real estate
    loans
     Residential
      1-4 family  376,722    365,577    343,475    259,975    251,057
     Multifamily
      residential  61,341     74,065     73,220     45,428     38,528
               ---------- ---------- ---------- ---------- ----------
 Total real
  estate        1,601,298  1,604,914  1,548,757  1,303,068  1,267,336
 Consumer          49,600     54,060     55,251     46,275     45,212
 Commercial and
  industrial      255,933    238,870    224,756    219,062    206,744
 Agricultural      38,431     33,794     17,559     20,429     25,506
 Other             22,661     19,634     20,646     18,160     15,576
               ---------- ---------- ---------- ---------- ----------
   Total loans
    receivable
    before
    allowance
    for loan
    losses      1,967,923  1,951,272  1,866,969  1,606,994  1,560,374
 Allowance for
  loan losses      36,372     36,563     37,075     29,406     28,636
               ---------- ---------- ---------- ---------- ----------
 Total loans
  receivable,
  net          $1,931,551 $1,914,709 $1,829,894 $1,577,588 $1,531,738
               ========== ========== ========== ========== ==========

 Loans to
  deposits         102.87%    102.60%    100.66%    100.93%     97.61%

 ALLOWANCE FOR
  LOAN LOSSES
 -------------
 Balance,
  beginning of
  period       $   36,563 $   37,075 $   29,406 $   28,636 $   28,112
 Loans charged
  off               1,673      2,483        623        486        172
 Recoveries
  of loans
  previously
  charged off          43      1,267        101         61        149
               ---------- ---------- ---------- ---------- ----------
   Net loans
    charged off     1,630      1,216        522        425         23
 Provision for
  loan losses       1,439        704      4,809      1,195        547
 Allowance for
  loan losses
  of acquired
  institution          --         --      3,382         --         --
               ---------- ---------- ---------- ---------- ----------
 Balance, end
  of period    $   36,372 $   36,563 $   37,075 $   29,406 $   28,636
               ========== ========== ========== ========== ==========

 Net charge-offs
  to average
  loans              0.33%      0.26%      0.11%      0.11%      0.01%
 Allowance for
  loan losses
  to total loans     1.85%      1.87%      1.99%      1.83%      1.84%

 NON-PERFORMING
    ASSETS
 --------------
 Non-performing
  loans
   Non-accrual
    loans      $   15,571 $   11,772 $   12,033 $    2,952 $    2,572
   Loans past
    due 90 days
    or more           490        446         --        301        150
               ---------- ---------- ---------- ---------- ----------
     Total non-
      performing
      loans        16,061     12,218     12,033      3,253      2,722
               ---------- ---------- ---------- ---------- ----------
 Other non-
  performing
  assets
   Foreclosed
    assets held
    for sale        9,392      5,284      5,097      5,083      4,915
   Non-accrual
    investments     3,860      3,860         --         --         --
   Other non-
    performing
    assets             13         59         27         15         --
               ---------- ---------- ---------- ---------- ----------
     Total
      other non-
      performing
      assets       13,265      9,203      5,124      5,098      4,915
               ---------- ---------- ---------- ---------- ----------
     Total non-
      performing
      assets   $   29,326 $   21,421 $   17,157 $    8,351 $    7,637
               ========== ========== ========== ========== ==========
 Allowance for
  loan losses
  to non-
  performing
  loans            226.46%    299.26%    308.11%    903.97%   1052.02%
 Non-performing
  loans to
  total loans        0.82%      0.63%      0.64%      0.20%      0.17%
 Non-performing
  assets to
  total assets       1.11%      0.82%      0.67%      0.36%      0.34%

                         Home BancShares, Inc.
                   Consolidated Net Interest Margin
                              (Unaudited)

                                  Three Months Ended
                ------------------------------------------------------
                    September 30, 2008              June 30, 2008
                --------------------------  --------------------------
 (Dollars in     Average    Income/ Yield/   Average    Income/ Yield/
  thousands)     Balance    Expense  Rate    Balance    Expense  Rate
 -------------- ----------  ------- ------  ----------  ------- ------
    ASSETS
    ------
 Earning assets
   Interest-
    bearing
    balances
    due from
    banks       $    6,882  $    35  2.02%  $    5,093  $    37  2.92%
   Federal
    funds sold       5,196       24  1.84%      19,138       99  2.08%
   Investment
    securities -
    taxable        266,400    2,982  4.45%     276,903    2,996  4.35%
   Investment
    securities -
    non-taxable
    - FTE          113,222    1,925  6.76%     111,082    1,894  6.86%
   Loans
    receivable -
    FTE          1,964,267   31,890  6.46%   1,915,404   32,266  6.78%
                ----------  -------         ----------  -------
     Total
      interest-
      earning
      assets     2,355,967   36,856  6.22%   2,327,620   37,292  6.44%
                            -------                     -------
   Non-earning
    assets         247,510                     241,757
                ----------                  ----------
     Total
      assets    $2,603,477                  $2,569,377
                ==========                  ==========

   LIABILITIES
       AND
   SHAREHOLDERS'
     EQUITY
  --------------
 Liabilities
   Interest-
    bearing
    liabilities
     Savings and
      interest-
      bearing
      transaction
      accounts  $  690,564   $2,651  1.53%  $  698,084  $ 2,766  1.59%
     Time
      deposits     940,558    8,101  3.43%     924,671    8,853  3.85%
                ----------  -------         ----------  -------
       Total
        interest-
        bearing
        deposits 1,631,122   10,752  2.62%   1,622,755   11,619  2.88%
   Federal funds
    purchased       16,044       79  1.96%       3,396       20  2.37%
   Securities
    sold under
    agreement to
    repurchase     111,829      394  1.40%     108,589      367  1.36%
   FHLB borrowed
    funds          254,230    2,239  3.50%     242,809    2,059  3.41%
   Subordinated
    debentures      47,611      769  6.43%      47,633      734  6.20%
                ----------  -------         ----------  -------
     Total
      interest-
      bearing
      liabili-
      ties       2,060,836   14,233  2.75%   2,025,182   14,799  2.94%
                            -------                     -------
   Non-interest
    bearing
    liabilities
     Non-interest
      bearing
      deposits     242,155                     242,148
     Other
      liabilities   10,961                      14,493
                ----------                  ----------
       Total
        liabili-
        ties     2,313,952                   2,281,823
 Shareholders'
  equity           289,525                     287,554
                ----------                  ----------
     Total
      liabilities
      and share-
      holders'
      equity    $2,603,477                  $2,569,377
                ==========                  ==========
 Net interest
  spread                             3.47%                       3.50%
 Net interest
  income and
  margin - FTE              $22,623  3.82%              $22,493  3.89%
                            =======                     =======

                         Home BancShares, Inc.
                   Consolidated Net Interest Margin
                              (Unaudited)

                                    Nine Months Ended
                ------------------------------------------------------
                    September 30, 2008          September 30, 2007
                --------------------------  --------------------------
 (Dollars in     Average    Income/ Yield/   Average    Income/ Yield/
  thousands)     Balance    Expense  Rate    Balance    Expense  Rate
 -------------- ----------  ------- ------  ----------  ------- ------
    ASSETS
    ------
 Earning assets
   Interest-
    bearing
    balances
    due from
    banks       $    5,795  $   127  2.93%  $    3,336  $   132  5.29%
   Federal
    funds sold      15,640      289  2.47%       7,973      311  5.22%
   Investment
    securities -
    taxable        289,059    9,740  4.50%     382,985   12,992  4.54%
   Investment
    securities -
    non-taxable
    - FTE          111,206    5,645  6.78%      94,227    4,781  6.78%
   Loans
    receivable -
    FTE          1,903,891   97,459  6.84%   1,501,983   89,360  7.95%
                ----------  -------         ----------  -------
     Total
      interest-
      earning
      assets     2,325,591  113,260  6.51%   1,990,504  107,576  7.23%
                            -------                     -------
   Non-earning
    assets         248,976                     227,419
                ----------                  ----------
     Total
      assets    $2,574,567                  $2,217,923
                ==========                  ==========

   LIABILITIES
       AND
   SHAREHOLDERS'
     EQUITY
   -------------
 Liabilities
   Interest-
    bearing
    liabilities
     Savings and
      interest-
      bearing
      transaction
      accounts  $  679,667  $ 8,822  1.73%  $  598,070  $13,357  2.99%
     Time
      deposits     927,573   27,071  3.90%     805,125   29,283  4.86%
                ----------  -------         ----------  -------
       Total
        interest-
        bearing
        deposits 1,607,240   35,893  2.98%   1,403,195   42,640  4.06%
   Federal funds
    purchased        8,700      168  2.58%      16,071      646  5.37%
   Securities
    sold under
    agreement to
    repurchase     112,612    1,349  1.60%     120,451    3,772  4.19%
   FHLB borrowed
    funds          257,786    6,873  3.56%     168,046    6,270  4.99%
   Subordinated
    debentures      47,634    2,314  6.49%      44,631    2,254  6.75%
                ----------  -------         ----------  -------
     Total
      interest-
      bearing
      liabili-
      ties       2,033,972   46,597  3.06%   1,752,394   55,582  4.24%
                            -------                     -------
   Non-interest
    bearing
    liabilities
     Non-interest
      bearing
      deposits     240,449                     215,716
     Other
      liabilities   13,527                      12,422
                ----------                  ----------
       Total
        liabili-
        ties     2,287,948                   1,980,532
 Shareholders'
  equity           286,619                     237,391
                ----------                  ----------
     Total
      liabilities
      and share-
      holders'
      equity    $2,574,567                  $2,217,923
                ==========                  ==========
 Net interest
  spread                             3.45%                       2.99%
 Net interest
  income and
  margin - FTE              $66,663  3.83%              $51,994  3.49%
                            =======                     =======

CONTACT:  Home BancShares, Inc.
          Brian S. Davis, Director of Financial Reporting
          (501) 328-4770